                                                                   Exhitit 99.1

                     International Flavors & Fragrances Inc.
                            Geographical Information

As previously announced, effective January 1, 2001 the Company was reorganized into five major geographic regions with an individual manager responsible for each region. The five regions established were North America, Latin America, Asia-Pacific, Europe and Central Asia, Middle East ("CAME"). The CAME region was reconstitued as, and renamed the "Indian Subcontinent" (India, Pakistan and other countries in the Indian Subcontinent). The Central Asia and Middle East operations formerly included in CAME will from January 1, 2002 be included with Europe. North and Latin America and Asia-Pacific were unaffected by the geographic reorganization.

The tables below report IFF's historical geographical information for the years 2001 and 2000 based on the new regional organization:

                                                  North                 Indian        Latin      Asia-
2001 (Dollars in thousands)                      America    Europe    Subcontinent   America    Pacific   Eliminations  Consolidated
--------------------------------------          ---------  ---------  ------------  ---------  ---------  ------------  ------------
Sales to unaffiliated customers                 $ 616,806  $ 682,574  $     32,684  $ 245,517  $ 266,185  $         -  $  1,843,766
Transfers between areas                            83,115    134,862         2,698      1,678     16,620     (238,973)            -
                                                ---------  ---------  ------------  ---------  ---------  ------------ ------------
Total sales                                     $ 699,921  $ 817,436  $     35,382  $ 247,195  $ 282,805  $  (238,973) $  1,843,766
                                                =========  =========  ============  =========  =========  ============ ============
Segment profit                                  $  91,208  $ 163,190  $      8,434  $  53,876  $  60,975  $     2,691  $    380,374
                                                =========  =========  ============  =========  =========  ============

Corporate and other unallocated expenses                                                                                    (48,624)
Amortization of goodwill and other intangibles                                                                              (46,089)
Nonrecurring charges                                                                                                        (30,069)
Interest expense                                                                                                            (70,424)
Other income (expense), net                                                                                                   2,609
                                                                                                                       ------------
Income before taxes on income                                                                                          $    187,777
                                                                                                                       ============
Segment assets                                  $ 588,187  $ 508,205  $     22,315  $ 139,359  $ 207,647  $   (41,916) $  1,423,797
                                                =========  =========  ============  =========  =========  ===========
Unallocated assets                                                                                                          844,254
                                                                                                                       ------------
Total assets                                                                                                           $  2,268,051
                                                                                                                       ============
                                                                                                          Unallocated
                                                                                                          -----------
Capital expenditures                            $  18,531  $  20,441  $        491  $   1,559  $   4,571  $     6,423  $     52,016
Depreciation and amortization                      33,784     27,616           533      4,628      7,749       49,183       123,493
---------------------------------------------------------  ---------  ------------  ---------  ---------  -----------  ------------

                                                 North                  Indian        Latin      Asia-
2000 (Dollars in thousands)                     America     Europe    Subcontinent   America    Pacific   Eliminations Consolidated
---------------------------------------------------------  ---------  ------------  ---------  ---------  ------------ ------------
Sales to unaffiliated customers                 $ 470,953  $ 560,803  $      4,069  $ 220,287  $ 206,683  $         -  $  1,462,795
Transfers between areas                            55,610    117,528            63      1,936     13,779     (188,916)            -
                                                ---------  ---------  ------------  ---------  ---------  -----------  ------------
Total sales                                     $ 526,563  $ 678,331  $      4,132  $ 222,223  $ 220,462  $  (188,916) $  1,462,795
                                                =========  =========  ============  =========  =========  ===========  ============
Segment profit                                  $  48,503  $ 161,896  $        514  $  39,063  $  39,999  $     1,762  $    291,737
                                                =========  =========  ============  =========  =========  ===========

Corporate and other unallocated expenses                                                                                    (31,919)
Amortization of goodwill and other intangibles                                                                               (7,032)
Nonrecurring charges                                                                                                        (41,273)
Interest expense                                                                                                            (25,072)
Other income (expense), net                                                                                                  (2,314)
                                                                                                                       ------------
Income before taxes on income                                                                                          $    184,127
                                                                                                                       ============
Segment assets                                  $ 600,007  $ 603,674  $     18,325  $ 175,161  $ 228,901  $   (31,737) $  1,594,331
                                                =========  =========  ============  =========  =========  ===========

Unallocated assets                                                                                                     $    894,702
                                                                                                                       ------------
Total assets                                                                                                           $  2,489,033
                                                                                                                       ============
                                                                                                          Unallocated
                                                                                                          -----------
Capital expenditures                            $  30,586  $  14,628  $        196  $   4,806  $   7,500  $     2,980  $     60,696
Depreciation and amortization                      26,691     21,247           142      5,154      5,975       10,135        69,344
---------------------------------------------------------  ---------  ------------  ---------  ---------  -----------  ------------